Exhibit 10.4

EXECUTION VERSION

FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT
(this “Amendment”), dated as of June 30, 2023, is entered into by and among the following parties:

(i)ROCKFORD ARS, LLC, as Seller;

(ii)WOLVERINE WORLD WIDE, INC. (“Wolverine”), as initial Master Servicer;

(iii)BANK OF AMERICA, N.A. (“BofA”), as a Purchaser; and

(iv)WELLS FARGO BANK, N.A. (“Wells”), as Administrative Agent and as a Purchaser.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement described below.

BACKGROUND

A.The Seller, the Master Servicer, BofA and Wells have entered into a Receivables Purchase Agreement, dated as of December 7, 2022 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

B.Concurrently herewith, the parties to the Wolverine Credit Agreement are entering into that certain Fourth Amendment thereto, dated as of the date hereof (such amendment, the “Wolverine Credit Agreement Amendment”).

C.The parties hereto desire to amend the Receivables Purchase Agreement as set forth herein.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended as follows to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.

SECTION 2. Representations and Warranties of the Seller and the Master Servicer. The Seller and the Master Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof as though made on and as of such date unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)Power and Authority; Due Authorization. It (i) has all necessary corporate or limited liability company power and authority, as applicable to (A) execute and deliver this Amendment and (B) perform its obligations under this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution and delivery of this Amendment and the performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents to which it is a party.

(c)No Conflict or Violation. The execution and delivery of this Amendment by it and the performance of the transactions contemplated by this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents and the fulfillment of the terms of this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, its organizational documents or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Sold Assets or Seller Collateral pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Amendment, the Receivables Purchase Agreement (as amended by this Amendment) and the other Transaction Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict, breach, default, Adverse Claim or violation could not reasonably be expected to have a Material Adverse Effect..

(d)No Event of Termination. No Event of Termination or Unmatured Event of Termination has occurred and is continuing, and no Event of Termination or Unmatured Event of Termination would result from this Amendment or the transactions contemplated hereby or thereby.

(e)Capital Coverage Deficit. No Capital Coverage Deficit exists or would exist after giving effect to this Amendment or the transactions contemplated hereby or thereby.

(f)Termination Date. The Termination Date has not occurred.

SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, and all references in any other Transaction

Document to “the Receivables Purchase Agreement”, “thereof”, “therein”, or in each case words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein. The Receivables Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received each of the following:

(a)counterparts to this Amendment executed by each of the parties hereto; and

(b)a copy of the executed Wolverine Credit Agreement Amendment along with confirmation from Wolverine of the effectiveness thereof.

SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. Transaction Document. This Amendment shall each be a “Transaction Document” for purposes of the Receivables Purchase Agreement and each other Transaction Document.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Transaction Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE

WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE SELLER AND THE MASTER SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE SELLER, THE MASTER SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER PURCHASER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE MASTER SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE SELLER AND THE MASTER SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT.

SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS W HEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROCKFORD ARS, LLC

/s/ Jennifer J. Miller
Name: Jennifer J. Miller Title: Director

WOLVERINE WORLD WIDE, INC., as the Master Servicer

/s/ Michael Stornant
Name: Michael Stornant Title: Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A.
as Administrative Agent

/s/ Bria Brown
Name: Bria Brown Title: Assistant Vice President

WELLS FARGO BANK, N.A.
as a Purchaser

/s/ Bria Brown
Name: Bria Brown Title: Assistant Vice President

BANK OF AMERICA, N.A.
As a Purchaser

/s/ Christopher Haynes
Name: Christopher Haynes Title: Senior Vice President

        First Amendment to the Receivables Purchase Agreement

EXHIBIT A
Amendments to Receivables Purchase Agreement (Attached)

    Exhibit A

EXECUTION VERSION EXHIBIT A TO AMENDMENT NO. 1, DATED JUNE 30, 2023

RECEIVABLES PURCHASE AGREEMENT

Dated as of December 7, 2022 by and among
ROCKFORD ARS, LLC,
as Seller,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Purchasers,

WELLS FARGO BANK, N.A.,
as Administrative Agent,

and

WOLVERINE WORLD WIDE, INC.,
as initial Master Servicer

arranged before 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

“Federal Reserve Bank” means a regional bank of the Federal Reserve System, the central banking system of the U.S., created by the Federal Reserve Act of 1913.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

“Fee Letter” has the meaning specified in Section 2.03(a).

“Fees” has the meaning specified in Section 2.03(a).

“Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital has been reduced to zero and Aggregate Yield has been paid in full, (ii) all other Seller Obligations have been paid in full, (iii) all other amounts owing to the Purchaser Parties and any other Seller Indemnified Party or Affected Person hereunder and under the other Transaction Documents have been paid in full and (iv) all accrued Servicing Fees have been paid in full.

“Financial Officer” of any Person means, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“First Amendment Date” means June 30, 2023.

“Fiscal Calendar” means, the calendar attached hereto as Schedule VII that reflects the fiscal calendar of Wolverine.

“Foreign Benefit Arrangement” means any employee benefit arrangement mandated by non-US law that is maintained or contributed to by any Wolverine Party.

“Foreign Plan” means each employee benefit plan (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) that is not subject to US law and is maintained or contributed to by any Wolverine Party.

“Foreign Plan Event” means, with respect to any Foreign Benefit Arrangement or Foreign Plan, (a) the failure to make or, if applicable, accrue in accordance with normal accounting practices, any employer or employee contributions required by applicable law or by the terms of such Foreign Benefit Arrangement or Foreign Plan; (b) the failure to register or loss of good standing with applicable regulatory authorities of any such Foreign Benefit Arrangement or Foreign Plan required to be registered; (c) the failure of any Foreign Benefit Arrangement or Foreign Plan to comply with any material provisions of applicable law and regulations or with the material terms of such Foreign Benefit Arrangement or Foreign Plan; or (d) the occurrence of any event or the existence of any circumstance which causes the termination or windup of a Foreign Plan or gives any Governmental Authority the discretion to order the termination or windup of a Foreign Plan.

“Temporary Period” means the period commencing on June 30, 2023 and ending on (but not including) December 31, 2023.

“Termination Date” means the earliest to occur of (a) the Scheduled Termination Date, (b) the date on which the “Termination Date” is declared or deemed to have occurred under Section 10.01 and (c) the date selected by the Seller on which all Commitments have been reduced to zero pursuant to Section 2.02(e).

“Tier 1 Country” means a country listed on Schedule VI hereto as Tier 1 but only so long as (i) at least one of its transfer and convertibility assessment by S&P, foreign currency deposit ceiling by Moody’s and country ceiling by Fitch is at least “BBB-” (or the equivalent), (ii) it is an OECD Country and (iii) no Purchaser has determined, in its Permitted Discretion, that such country shall no longer constitute a “Tier 1 Country” and has provided the Master Servicer at least ten (10) days’ notice thereof.

“Tier 2 Country” means a country listed on Schedule VI hereto as Tier 2 (and any other country (if any) listed on Schedule VI hereto as Tier 1 but for which any Purchaser has determined, in its Permitted Discretion, that such country shall be a “Tier 2 Country” and has provided at least ten (10) days’ notice thereof to the Master Servicer) but only so long as (i) at least one of its transfer and convertibility assessment by S&P, foreign currency deposit ceiling by Moody’s and country ceiling by Fitch is at least “BBB-” (or the equivalent), (ii) it is an OECD Country and (iii) no Purchaser has determined, in its Permitted Discretion, that such country shall no longer constitute a “Tier 2 Country” and has provided the Master Servicer at least ten (10) days’ notice thereof.

“Tier 3 Country” means a country listed on Schedule VI hereto as Tier 3 (and any other country (if any) listed on Schedule VI hereto as Tier 1 or Tier 2 but for which any Purchaser has determined, in its Permitted Discretion, that such country shall be a “Tier 3 Country” and has provided at least ten (10) days’ notice thereof to the Master Servicer) (or at any time that Chile ceases to be a Special Country, Chile) but only so long as (i) at least one of its transfer and convertibility assessment by S&P, foreign currency deposit ceiling by Moody’s and country ceiling by Fitch is at least “BBB-” (or the equivalent), (ii) it is an OECD Country and (iii) no Purchaser has determined, in its Permitted Discretion, that such country shall no longer constitute a “Tier 2 Country” and has provided the Master Servicer at least ten (10) days’ notice thereof.

“Top Four Group E Obligors” means, at any time of determination, the four largest Group E Obligors by Outstanding Balance of Eligible Receivables at such time.

“Transaction Documents” means this Agreement, each Sale Agreement, the Control Agreements, the Fee Letter, each Subordinated Note, each Quebec Assignment, the Performance Guarantee, and all other certificates, instruments, UCC financing statements, PPSA financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement.

“U.S. Originator Receivable” means each Receivable originated by a U.S. Originator.

“U.S. Person” means a United States person (within the meaning of Section 7701(a)(30) of the Code).

“U.S. Sale Agreement” means that certain U.S. Receivables Sale Agreement, dated as of the Closing Date, by and among the U.S. Originators, the Master Servicer and the Seller.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3).
“Volcker Rule” means Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.

“Weekly Report” means a report, in substantially the form of Exhibit J.

“Weighted Average Payment Term Adjuster” means, at any time, the ratio computed by dividing (a) the Calculated Weighted Average Payment Terms at such time minus 30, by (b) 30.

“Wells” has the meaning set forth in the preamble to this Agreement.

“Withdrawal Liability” means any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” means the Seller, Master Servicer, Performance Guarantor and Administrative Agent.

“Wolverine” has the meaning set forth in the preamble to this Agreement.

“Wolverine Credit Agreement” means that certain Credit Agreement, dated as of July 31, 2012, as amended and restated as of October 10, 2013, as further amended and restated as of July 13, 2015, as further amended as of September 15, 2016, as further amended and restated as of December 6, 2018, as further amended on May 5, 2020 and as further amended and restated on October 31, 2021, among Wolverine, as parent borrower, the additional borrowers party thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties party thereto, as such agreement may be amended, modified, supplemented or restated in accordance with its terms.

“Wolverine Credit Agreement Financial Covenants” means (i) solely during the Temporary Period, the financial covenants set forth in Sections 7.1(a) and 7.1(b) of the Wolverine Credit Agreement as in effect on the First Amendment Date and without giving effect to any amendment, restatement, supplement, modification, waiver or termination thereof (unless otherwise agreed to in writing by the Administrative Agent and each Purchaser in its sole discretion) and (ii) at all other times, the financial covenants set forth in Sections 7.1(a) and 7.1(b) of the Wolverine Credit Agreement as in effect on the Closing Date and without giving effect to any amendment, restatement, supplement, modification, waiver or termination thereof